As filed with the Securities and Exchange Commission on May 18, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 13, 2004

PROGRESS ENERGY, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-15929	56-2155481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina 27601-1748

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 546-6111

NONE

(Former name, former address and former fiscal year, if changed from last report)

ITEM 9. REGULATION FD DISCLOSURE

The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. (“Progress Energy” or the “Company”) that the information is material or that the dissemination of the information is required by Regulation FD.

On May 13, 2004, Progress Energy’s subsidiary Progress Energy Ventures, Inc., executed a wholesale power-supply agreement with Georgia Energy Cooperative and GreyStone Power Corporation. A copy of the press release regarding the agreement is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

Progress Energy regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

This report, including the press release, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: the impact of fluid and complex government laws and regulations, including those relating to the environment; the impact of recent events in the energy markets that have increased the level of public and regulatory scrutiny in the energy industry and in the capital markets; deregulation or restructuring in the electric industry that may result in increased competition and unrecovered (stranded) costs; the uncertainty regarding the timing, creation and structure of regional transmission organizations; weather conditions that directly influence the demand for electricity; recurring seasonal fluctuations in demand for electricity; fluctuations in the price of energy commodities and purchased power; economic fluctuations and the corresponding impact on the Company’s commercial and industrial customers; the ability of the Company’s subsidiaries to pay upstream dividends or distributions to it; the impact on the facilities and the businesses of the Company from a terrorist attack; the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks; the ability to successfully access capital markets on favorable terms; the impact that increases in leverage may have on the Company; the ability of the Company to maintain its current credit ratings; the impact of derivative contracts used in the normal course of business by the Company; investment performance of pension and benefit plans and the ability to control costs; the availability and use of Internal Revenue Code Section 29 (Section 29) tax credits by synthetic fuel producers and the Company’s continued ability to use Section 29 tax credits related to its coal and synthetic fuels businesses; the Company’s ability to successfully integrate newly acquired assets, properties or businesses into its operations as quickly or as profitably as expected; the Company’s ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history; the Company’s ability to manage the risks associated with its energy marketing operations; and unanticipated changes in operating expenses and capital expenditures. Many of these risks similarly impact the Company’s subsidiaries.

For additional information, please refer to the risk factors outlined in the periodic reports the Company files with the United States Securities and Exchange Commission. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of the Company. New factors emerge from time to time, and it is not possible for management to predict all such factors, or to assess the effect of each such factor on the Company.

Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	EXHIBITS.

99.1 Press Release, dated May 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ Geoffrey S. Chatas
Geoffrey S. Chatas
Executive Vice President
and Chief Financial Officer

Date: May 18, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 18, 2004